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                                                                    EXHIBIT 10.5

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                                                                  EXECUTION COPY
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                       RECEIVABLES CONTRIBUTION AGREEMENT


                         DATED AS OF SEPTEMBER 21, 2001

                                      AMONG


                           THOMAS & BETTS CORPORATION,


                                       AND



                                   TBSPV, INC.




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                                TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Article I Amounts and Terms of the Transfers.............................................1
    SECTION 1.1       PURCHASE OF TRANSFERS..............................................1
    SECTION 1.2       CONTRIBUTIONS......................................................3
    SECTION 1.3       CREDIT ADJUSTMENTS.................................................3
    SECTION 1.4       PAYMENTS AND COMPUTATIONS, ETC.....................................4
    SECTION 1.5       TRANSFER OF RECORDS................................................4
    SECTION 1.6       CHARACTERIZATION...................................................4
Article II Representations and Warranties................................................5
    SECTION 2.1       REPRESENTATIONS AND WARRANTIES OF THE PARENT.......................5
Article III Conditions of Transfer.......................................................9
    SECTION 3.1       CONDITIONS PRECEDENT TO TRANSFER...................................9
    SECTION 3.2       [RESERVED].........................................................9
Article IV Covenants.....................................................................9
    SECTION 4.1       AFFIRMATIVE COVENANTS OF THE PARENT................................9
    SECTION 4.2       NEGATIVE COVENANTS OF THE PARENT..................................13
Article V Termination Events............................................................14
    SECTION 5.1       TERMINATION EVENTS................................................14
    SECTION 5.2       REMEDIES..........................................................16
Article VI Indemnification..............................................................17
    SECTION 6.1       INDEMNITIES BY THE PARENT.........................................17
    SECTION 6.2       OTHER COSTS AND EXPENSES..........................................19
Article VII Miscellaneous...............................................................19
    SECTION 7.1       WAIVERS AND AMENDMENTS............................................19
    SECTION 7.2       NOTICES...........................................................19
    SECTION 7.3       PROTECTION OF OWNERSHIP INTERESTS OF THE SPV......................20
    SECTION 7.4       CONFIDENTIALITY...................................................20
    SECTION 7.5       BANKRUPTCY PETITION...............................................22
    SECTION 7.6       LIMITATION OF LIABILITY...........................................22
    SECTION 7.7       CHOICE OF LAW.....................................................22
    SECTION 7.8       CONSENT TO JURISDICTION...........................................22
    SECTION 7.9       WAIVER OF JURY TRIAL..............................................23
    SECTION 7.10      INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS....................23
    SECTION 7.11      COUNTERPARTS; SEVERABILITY; SECTION REFERENCES....................24

Exhibits
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Exhibit I     -        Definitions

Exhibit II    -        Chief Executive Offices; Location(s) of Records; Federal Employer
                       Identification Number; Other Names

Exhibit III   -        Names of Collection Banks; Lock-Boxes and Collection Accounts

Exhibit IV    -        Form of Compliance Certificate


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Exhibit V              Summary of Collection Practices

Exhibit VI             Form of Contribution Report

Exhibit VII            Actions; Suits

Exhibit VIII           ERISA Matters

Schedules
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Schedule A             List of Documents to Be Delivered to the SPV Prior to
                       the Purchases


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                       RECEIVABLES CONTRIBUTION AGREEMENT


          THIS RECEIVABLES CONTRIBUTION AGREEMENT, dated as of September 21, 2001, is by and between THOMAS &BETTS CORPORATION (the "PARENT") and TBSPV, INC., a Delaware corporation (the "SPV"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in EXHIBIT I hereto (or, if not defined in EXHIBIT I hereto, the meaning assigned to such term in Exhibit I to the Purchase Agreement or Exhibit I to the Transfer Agreement).

                             PRELIMINARY STATEMENTS

          Pursuant to the Receivables Transfer Agreement, dated as of September 21, 2001, by and among the sellers named therein and the Parent (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "TRANSFER AGREEMENT") the Parent has purchased, and from time to time will purchase certain Receivables from the Transferors. Pursuant to the terms hereof, the Parent wishes to contribute and absolutely assign to the SPV all of the Parent's right, title and interest in and to its Receivables, together with the Related Security and Collections with respect thereto.

          The Parent and the SPV intend the transactions contemplated hereby to be true contributions and/or absolute assignments to the SPV by the Parent of the Receivables owned by it, providing the SPV with the full benefits of ownership of such Receivables, and neither the Parent nor the SPV intends these transactions to be, or for any purpose to be characterized as, loans from the SPV to the Parent.

          Following the contribution and/or absolute assignment of Receivables by the Parent, the SPV will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of September 21, 2001 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "PURCHASE AGREEMENT") among the SPV, as seller, the Parent, as master servicer, Blue Ridge Asset Funding Corporation, as purchaser, and Wachovia Bank, N.A., as the administrative agent.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                       AMOUNTS AND TERMS OF THE TRANSFERS

          SECTION 1.1 PURCHASE OF TRANSFERS.

          (a) Effective on the date hereof, the Parent does hereby contribute, absolutely assign, transfer, set-over and otherwise convey to the SPV, without recourse (except to the extent expressly provided herein) all of the Parent's right, title and interest in and to all Receivables of


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the Parent existing as of the close of business on the Initial Cutoff Date and all Receivables of the Parent arising thereafter through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof, the SPV shall acquire all of the Parent's right, title and interest in and to all Receivables existing as of the Initial Cutoff Date and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof.

          (b) On the 15th day of each calendar month hereafter (or, if any such day is not a Business Day, on the next succeeding Business Day thereafter) the Parent shall (or shall provide such information to the Master Servicer to permit the Master Servicer to) deliver to the SPV a report in substantially the form of
EXHIBIT VI hereto (each such report being herein called a "CONTRIBUTION REPORT") with respect to the Receivables contributed and absolutely assigned by the Parent to the SPV during the Settlement Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the contribution and absolute assignment of any Receivables hereunder, the SPV may request that the Parent deliver, and the Parent shall deliver, such approvals, opinions, information or documents as the SPV may reasonably request.

          (c) It is the intention of the parties hereto that each Transfer of Receivables from the Parent made hereunder shall constitute a contribution and absolute assignment, which contribution and assignment is absolute and irrevocable and provides the SPV with the full benefits of ownership of the Receivables contributed by the Parent. Subject to SECTION 1.3, the contribution and absolute assignment of Receivables hereunder by the Parent is made without recourse to the Parent; PROVIDED, however, that (i) the Parent shall be liable to the SPV for all representations, warranties, covenants and indemnities made by the Parent pursuant to the terms of the Transaction Documents to which the Parent is a party, and (ii) such contribution and absolute assignment does not constitute and is not intended to result in an assumption by the SPV or any assignee thereof of any obligation of the Parent or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of the Parent. In view of the intention of the parties hereto that each Transfer of Receivables made hereunder shall constitute a contribution and absolute assignment of such Receivables and not as loans secured thereby, the Parent agrees that it will, on or prior to the date hereof and in accordance with SECTION 4.1(e)(ii), mark its master data processing records relating to the Receivables contributed and absolutely assigned by it with a legend acceptable to the SPV and to the Administrative Agent (as the SPV's assignee), evidencing that the Parent has contributed and absolutely assigned such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been contributed and absolutely assigned to the SPV. Upon the request of the SPV or the Administrative Agent (as the SPV's assignee), the Parent will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of the SPV's ownership interest in the Receivables transferred by the Parent hereunder and the Related Security and Collections with respect thereto, or as the SPV or the Administrative Agent (as the SPV's assignee) may reasonably request.


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          SECTION 1.2 CONTRIBUTIONS.

          The Parent may from time to time, at its option, make to the SPV:

          (a) contributions of Receivables and Related Security coming into existence from the Initial Cutoff Date through the Termination Date on the date each such Receivable arises; PROVIDED, however if on any day the Parent shall choose to make contributions pursuant to this paragraph (a), the Parent shall contribute all Receivables owned by the Parent on such date; or

          (b) capital contributions in cash. Such cash contributions may be used by the SPV (i) prior to the Termination Date, for any purpose, including, without limitation, the payment of any obligation of the SPV hereunder or under the Purchase Agreement and (ii) on and after the Termination Date, solely for the payment of its obligations to third parties under the Purchase Agreement until such obligations have been paid in full.

          SECTION 1.3 CREDIT ADJUSTMENTS.

          If, other than as a result of Contractual Dilution, on any day:

          (a) the Outstanding Balance of a Receivable transferred by the Parent is:

               (i) reduced as a result of any defective or rejected or returned goods or services or any adjustment or as a result of any tariff or other governmental or regulatory action (including, without limitation, any tax, whether such tax is an income tax, sales tax or any other tax that is owed to any government entity by the Parent or any of its Affiliates) or otherwise by the Parent (other than as a result of such Receivable becoming a Defaulted Receivable or to reflect cash Collections on account of such Receivable),

               (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction),

               (iii) reduced on account of the obligation of the Parent or any Affiliate thereof to pay to any person any rebate or refund; or

          (b) any of the representations and warranties set forth in herein are not true when made or deemed made with respect to any Receivable,

then, in such event, the Parent shall purchase such Receivable from the SPV for an amount equal to the Outstanding Balance of such Receivable (calculated before giving effect to the reduction or cancellation) in cash immediately.

          In the event that the Parent has paid to the SPV the full Outstanding Balance of any Receivable pursuant to this SECTION 1.3, the SPV shall reconvey such Receivable and all Related Security with respect thereto to the Parent, without recourse, representation or warranty, but free and clear of all liens created by the SPV and such reconveyed Receivables and all Related Rights shall no longer be subject to the terms of this Agreement.


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          SECTION 1.4 PAYMENTS AND COMPUTATIONS, ETC.

          In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; PROVIDED, HOWEVER, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          SECTION 1.5 TRANSFER OF RECORDS.

          (a) In connection with the Transfer from the Parent of Receivables owned by it, the Parent hereby contributes, transfers, assigns and otherwise conveys to the SPV all of the Parent's right and title to and interest in the Records relating to all Receivables transferred by it hereunder, without the need for any further documentation in connection with such Transfer. In connection with such transfer, the Parent hereby grants to each of the SPV, the Administrative Agent and the Master Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Parent to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by the Parent or is owned by others and used by the Parent under license agreements with respect thereto, PROVIDED THAT should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, the Parent hereby agrees that upon the request of the SPV (or the SPV's assignee), the Parent will use its reasonable efforts to obtain the consent of such third-party licensor. If any software used by the Parent to account for the Receivables originated by it prohibits the Parent from granting the license to use described herein, or if, after reasonable efforts, consent of any licensor of such software for the grant of the license described herein is not obtained, there shall be no transfer of such software hereunder or any grant by the Parent of the license to use described herein. The license granted hereby shall be irrevocable until the indefeasible payment in full of the aggregate Outstanding Balance of the Receivables transferred by the Parent hereunder, and shall terminate on the date this Agreement terminates in accordance with its terms.

          (b) The Parent (i) shall take such action requested by the SPV and/or the Administrative Agent (as the SPV's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that the SPV and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables transferred by the Parent hereunder, and
(ii) shall use its reasonable efforts to ensure that the SPV, the Administrative Agent (on behalf of the Secured Parties) and the Master Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

          SECTION 1.6 CHARACTERIZATION.

          If, notwithstanding the intention of the parties expressed in SECTION 1.1(c), any contribution by the Parent to the SPV of Receivables hereunder shall be characterized as a secured loan and not a contribution or absolute assignment or such contribution shall for any


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reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the contribution and absolute assignment of Receivables by the Parent hereunder shall constitute a true contribution and absolute assignment thereof, the Parent hereby grants to the SPV a duly perfected security interest in all of the Parent's right, title and interest in, to and under all Receivables of the Parent which are now existing or hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Outstanding Balance of the Receivables contributed and absolutely assigned by the Parent together with all other obligations of the Parent hereunder, which security interest shall be prior to all other Adverse Claims thereto. The SPV and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.1 REPRESENTATIONS AND WARRANTIES OF THE PARENT.

          The Parent hereby represents and warrants to the SPV and its assigns on the date hereof, and on the date of each Transfer from the Parent hereunder, that:

          (a) EXISTENCE AND POWER. The Parent is a corporation duly organized under the laws of the state set forth in EXHIBIT II (the "APPLICABLE STATE"). The Parent is validly existing and in good standing under the laws of its Applicable State and is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

          (b) POWER AND AUTHORITY; DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery by the Parent of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and the Parent's use of the proceeds it receives by way of a dividend or other return of capital from the SPV, are within its organizational powers and authority and have been duly authorized by all necessary organizational action on its part. This Agreement and each other Transaction Document to which the Parent is a party has been duly executed and delivered by the Parent.

          (c) NO CONFLICT. The execution and delivery by the Parent of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not


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result in the creation or imposition of any Adverse Claim on assets of the
Parent or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Parent of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e) ACTIONS, SUITS. Except as described in the Parent's most recent 10-K and 10-Q filed with the Securities and Exchange Commission and as otherwise described on EXHIBIT VII hereto, there are no actions, suits or proceedings (including, without limitation, any tax proceeding or dispute) pending, or to the best of the Parent's knowledge, threatened, against or affecting the Parent, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. The Parent is not in default with respect to any order of any court, arbitrator or governmental body.

          (f) BINDING EFFECT. This Agreement and each other Transaction Document to which the Parent is a party constitute the legal, valid and binding obligations of the Parent enforceable against the Parent in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g) ACCURACY OF INFORMATION. All information heretofore furnished by the Parent or any of its Affiliates to the SPV (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Parent or any of its Affiliates to the SPV (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, taken as a whole, not misleading.

          (h) USE OF PROCEEDS. No portion of any dividend or other returns of capital received by the Parent will be used (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to the Parent
(ii) Regulation T, U, or X promulgated by the Board of Governors of the Federal Reserve System or (iii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended; PROVIDED, however that nothing in this clause (iii) shall be deemed to prohibit the Parent from using any proceeds it receives by way of a dividend or other return of capital from the SPV for purposes of repurchasing any of the Parent's outstanding common stock and/or bonds.

          (i) GOOD TITLE. Immediately prior to the Transfer from the Parent hereunder and upon the creation of each Receivable originated by the Parent after the Initial Cut-Off Date, the Parent (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial


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owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Parent's ownership interest in each such Receivable, its Collections and the Related Security.

          (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to the SPV (and the SPV shall acquire from the Parent) (i) legal and equitable title to, with the right to sell and encumber each Receivable transferred by the Parent, whether now existing or hereafter arising, together with the Collections with respect thereto, and (ii) all of the Parent's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the SPV's ownership interest in such Receivables, the Related Security and the Collections. The Parent is a registered organization organized under the laws of the state of Tennessee and is located for the purposes of Article 9 of the UCC in such state.

          (k) JURISDICTION OF FORMATION AND LOCATIONS OF RECORDS. The jurisdiction of incorporation and the offices where it keeps all of its Records are located at the address(es) listed on EXHIBIT II or such other locations of which the SPV has been notified in accordance with SECTION 4.2(a) in jurisdictions where all action required by SECTION 4.2(a) has been taken and completed. The Parent's Federal Employer Identification Number is correctly set forth on EXHIBIT II.

          (l) COLLECTIONS. The conditions and requirements set forth in SECTION 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts for the Parent at each Collection Bank and the post office box number of each Lock-Box, are listed on EXHIBIT III. The Parent has not granted any Person, other than the SPV (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

          (m) MATERIAL ADVERSE EFFECT. Since July 1, 2001 no event has occurred that would have a Material Adverse Effect.

          (n) NAMES. The name in which the Parent has executed this Agreement is identical to the name of the Parent as indicated on the public record of its state of organization which shows the Parent to have been organized. In the past five (5) years, the Parent has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and as listed on EXHIBIT II.

          (o) OWNERSHIP OF THE SPV. The Parent owns 100% of the issued and outstanding equity interests of the SPV free and clear of any Adverse Claim. Such equity interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the SPV.


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          (p)  NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. The Parent is
not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. The Parent is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

          (q) COMPLIANCE WITH LAW. The Parent has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

          (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. The Parent has complied in all material respects with the Credit and Collection Policy with regard to each Receivable originated by it and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the SPV (or its assigns) has been notified in accordance with
SECTION 4.1(a)(vii). The Credit and Collection Policy meets all commercially reasonable standards.

          (s) PAYMENTS TO THE PARENT. With respect to each Receivable owned by the Parent and transferred to the SPV hereunder, the equity interest received by the Parent constitutes reasonably equivalent value in consideration therefor. No transfer hereunder by the Parent of any Receivable originated by the Parent is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 ET SEQ.), as amended.

          (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (u) ELIGIBLE RECEIVABLES. Each Receivable reflected in any Contribution Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by the SPV hereunder.

          (v) ACCOUNTING. The manner in which the Parent accounts for the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true contributions and/or absolute assignments.

          (w) TAXES. The Parent has filed all material tax returns and reports required by law to be filed by it and paid when due all material taxes and governmental charges due and owing


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pursuant to such returns and any material assessment received by the Parent, except any such taxes which are not yet owing but diligently contested in good faith by appropriate proceedings and which adequate reserves in accordance with GAAP have been set aside on its books.

                                  ARTICLE III

                             CONDITIONS OF TRANSFER

          SECTION 3.1 CONDITIONS PRECEDENT TO TRANSFER.

          The initial Transfer under this Agreement is subject to the conditions precedent that (a) the SPV shall have been capitalized with not less than $100,000 in cash, (b) the SPV shall have received on or before the date of such Transfer those documents listed on SCHEDULE A and (c) all of the conditions to the initial purchase under the Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

          SECTION 3.2 [RESERVED].

                                   ARTICLE IV

                                    COVENANTS

          SECTION 4.1 AFFIRMATIVE COVENANTS OF THE PARENT.

          Until the date on which this Agreement terminates in accordance with its terms, the Parent as to itself hereby covenants as set forth below:

          (a) FINANCIAL REPORTING. The Parent will maintain a system of accounting established and administered in accordance with GAAP, and furnish to the SPV (or its assigns):

               (i) ANNUAL REPORTING. Within 90 days after the close of each of its fiscal years or, if an extension is granted by the Securities Exchange Commission, no later than the last day of such extension period, audited financial statements (which shall include balance sheets, statements of income and statements of cash flows) for the Parent and its consolidated Subsidiaries for its fiscal year certified by KPMG LLP or by any other nationally recognized independent public accountants, which certification shall be free of exceptions and qualifications not acceptable to the Administrative Agent.

               (ii) QUARTERLY REPORTING. Within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years or, if an extension is granted by the Securities Exchange Commission, no later than the last day of such extension period, balance sheets of the Parent and its consolidated Subsidiaries as at the close of each such period and statements of income and a statement of cash flows for the Parent and its consolidated Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all certified by the Parent's chief financial officer.

               (iii) COMPLIANCE CERTIFICATE. Together with the financial statements required hereunder, a compliance certificate in substantially the form of EXHIBIT IV signed by the

          Parent's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of the Parent, copies of all financial statements, reports and proxy statements so furnished.

               (v) S.E.C. FILINGS. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Parent files with the Securities and Exchange Commission.

               (vi) COPIES OF NOTICES. Promptly upon the Parent's receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the SPV, the Administrative Agent or the Purchaser, copies of the same.

               (vii) CHANGE IN CREDIT AND COLLECTION POLICY. At least thirty
          (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a certificate of the Authorized Officer of the Parent (A) indicating such proposed change or amendment, and (B) requesting the Administrative Agent's prior written consent thereto (which consent shall not be unreasonably withheld).

               (viii) LOCATION OF RECORDS. Promptly upon knowledge thereof, notice of any overdue tax obligation or any litigation, investigation, audit or other proceeding affecting with respect to any tax liability or other governmental charge of the Parent, or any of its Subsidiaries or Affiliates, regardless of whether such overdue tax obligation or other tax liability or governmental charge is being diligently contested in good faith by appropriate proceedings or whether adequate reserves in accordance with GAAP have been set aside on such Person's books.

               (ix) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables originated by the Parent or the condition or operations, financial or otherwise, of the Parent as the SPV (or its assigns) may from time to time reasonably request in order to protect the interests of the SPV (and its assigns) under or as contemplated by this Agreement.

          (b) NOTICES. The Parent will notify the SPV (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i) TERMINATION EVENTS OR UNMATURED TERMINATION EVENTS. The occurrence of each Termination Event and each Unmatured Termination Event, by a statement of an Authorized Officer of the Parent.

               (ii) JUDGMENT AND PROCEEDINGS. (A) The entry of any judgment or decree against the Parent or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Parent and its Subsidiaries exceeds $20,000,000 after deducting (1) the amount with respect to which the Parent or any such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing, and (2) the amount for which the Parent or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the SPV (or its assigns), and
          (B) the institution of any litigation, arbitration proceeding or governmental proceeding against the Parent or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (iii) MATERIAL ADVERSE EFFECT. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

               (iv) DEFAULTS UNDER OTHER AGREEMENTS. The occurrence of a default or an event of default under any other Material Financing Arrangement pursuant to which the Parent or any of its Subsidiaries is a debtor or an obligor.

               (v) ERISA EVENTS. The occurrence of any ERISA Event that could be reasonably expected to have a Material Adverse Effect or in any event, any ERISA Event for which the aggregate amount in dispute is equals or exceeds $500,000.

          (c) COMPLIANCE WITH LAWS AND PRESERVATION OF EXISTENCE. The Parent will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Parent will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have a Material Adverse Effect.

          (d) AUDITS. The Parent will furnish to the SPV (or its assigns) from time to time such information with respect to it and the Receivables transferred by it as the SPV (or its assigns) may reasonably request. The Parent will, from time to time during regular business hours as requested by the SPV (or its assigns), upon reasonable notice and at the sole cost of the Parent, permit the SPV (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Parent relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Parent for the purpose of examining such materials described in CLAUSE (i) above, and to discuss matters relating to the Parent's financial condition or the Receivables and the Related Security or the Parent's performance under any of the Transaction Documents or the Parent's performance under the Contracts and, in each case, with any of the officers or employees of the Parent having knowledge of such matters.

          (e)  Keeping and Marking of Records and Books.

               (i) The Parent will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Parent will give the SPV (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) The Parent will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to the SPV (or its assigns), describing the SPV's ownership interests in the Receivables and further describing the security interest of the Administrative Agent (on behalf of the Secured Parties) under the Purchase Agreement and (B) upon the request of the SPV (or its assigns) following the occurrence of an Amortization Event: (1) mark each Contract with a legend describing the SPV's ownership interests in the Receivables originated by the Parent and further describing the Receivable Interests of the Administrative Agent (on behalf of the Secured Parties) and (2) after the occurrence of any Termination Event, deliver to the SPV (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to such Receivables.

          (f) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. The Parent will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables originated by it, and (ii) comply in all respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

          (g) OWNERSHIP. The Parent will take all necessary action to establish and maintain, irrevocably in the SPV, (i) legal and equitable title to the Receivables transferred by the Parent and the Collections and (ii) all of the Parent's right, title and interest in the Related Security associated with the Receivables originated by the Parent, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of the SPV (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the SPV's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the SPV as the SPV (or its assigns) may reasonably request).

          (h) PURCHASER'S RELIANCE. The Parent acknowledges that the Administrative Agent and the Purchaser are entering into the transactions contemplated by the Purchase Agreement in reliance upon the SPV's identity as a legal entity that is separate from the Parent and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, the Parent will take all reasonable steps including, without limitation, all steps that the SPV or any assignee of the SPV may from time to time reasonably request to maintain the SPV's identity as a separate legal entity and to make it manifest to third parties that the SPV is an entity with assets and liabilities distinct from those of the Parent and any Affiliates thereof and not just a division of the Parent or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Parent (i) will not hold itself out to third parties as liable for the debts of the SPV nor purport to own any of the Receivables and other assets acquired by the SPV, (ii) will take all other actions necessary on its part to ensure that the SPV is at all times in compliance with the "separateness covenants" set forth in Section 7.1(i) of the Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Parent and the SPV on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations Sections 1.1502-33(d) and 1.1552-1.

          (i) COLLECTIONS. The Parent will cause (i) all Collections to be sent to a Collection Account or a Lock-Box and cause all such Collections to be deposited in one of the Collection Accounts, (ii) each Collection Account shall be subject at all times to a Collection Account Agreement that is in full force and effect; PROVIDED, however, that prior to the initial Purchase under the Purchase Agreement, no such Collection Account Agreement shall be required to be executed and in full force and effect. In the event any payments relating to Receivables are remitted directly to the Parent or any Affiliate of the Parent, (at a field office or otherwise) the Parent will deposit (or will cause all such payments to be deposited) directly to a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, the Parent will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the SPV and its assigns. The Parent will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to the SPV and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the SPV (or its assigns) as contemplated by this Agreement and the Purchase Agreement.

          (j) TAXES. The Parent will file all material tax returns and reports required by law to be filed by it and pay when due all material taxes and governmental charges due and owing pursuant to such returns and any material assessment received by Parent, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Parent will pay when due any taxes payable in connection with the Receivables originated by it, exclusive of taxes on or measured by income or gross receipts of the SPV and its assigns.

          SECTION 4.2 NEGATIVE COVENANTS OF THE PARENT.

          Until the date on which this Agreement terminates in accordance with its terms, the Parent hereby covenants that:

          (a)  NAME CHANGE, OFFICES AND RECORDS. The Parent will not change its
(i) state of organization, (ii) name, (iii) identity or structure (within the meaning of Article 9 of any applicable enactment of the UCC) or relocate its chief executive office at any time while the location of its chief executive office is relevant to the perfection of the SPV's interest in the Receivables or the associated Related Security and Collections or any office where Records are kept unless it shall have: (A) given the SPV (or its assigns) at least thirty
(30) days' prior written notice thereof and (B) delivered to the SPV (or its assigns) all financing statements, instruments and other documents requested by the SPV (or its assigns) in connection with such change or relocation.

          (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. The Parent will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the SPV (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account, an executed Blocked Account Agreement with respect to the new Collection Account; PROVIDED, HOWEVER, that the Parent may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account for which a Collection Agreement has been executed.

          (c) MODIFICATIONS TO CONTRACTS AND CREDIT AND COLLECTION POLICY. The Parent will not make any change to the Credit and Collection Policy that would be reasonably likely to adversely affect the collectibility of the Receivables originated by it or decrease the credit quality of any of its newly created Receivables. Except as otherwise permitted in its capacity as Servicer or Subservicer pursuant to the Purchase Agreement, the Parent will not extend, amend or otherwise modify the terms of any Receivable or any Contract related to any Receivable other than in accordance with the Credit and Collection Policy.

          (d) SALES, LIENS. The Parent will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the SPV provided for herein), and the Parent will defend the right, title and interest of the SPV in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Parent. The Parent shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, except as may be granted pursuant to the Borrower Security Agreement or otherwise with prior written consent of the Administrative Agent.

          (e) ACCOUNTING FOR TRANSFER. The Parent will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the contribution and absolute assignment by the Parent to the SPV of the Receivables owned by the Parent and the associated Related Security or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a contribution and absolute assignment of such Receivables and Related Security by the Parent to the SPV except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V

                               TERMINATION EVENTS

          SECTION 5.1 TERMINATION EVENTS.

          The occurrence of any one or more of the following events shall constitute a Termination Event:

          (a) The Parent shall fail (i) to make any payment or deposit required hereunder when due, which failure shall continue for two (2) days or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in CLAUSE (i) of this PARAGRAPH (a) or PARAGRAPH b) or any other Transaction Document to which it is a party and such failure shall continue for fifteen (15) days.

          (b)  [Reserved].

          (c) Any representation, warranty, certification or statement made by the Parent in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

          (d) Failure of the Parent to pay any Material Indebtedness when due; or the Parent at any time has less than $50,000,000 in cash, or less than $50,000,000 available to be drawn under committed lines of credit; or any Material Indebtedness of the Parent shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (e) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Parent or any of its Subsidiaries.

          (f) The Parent shall become an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder;

          (g)  A Change of Control shall occur;

          (h) One or more final judgments for the payment of money in an amount in excess of $20,000,000 individually or in the aggregate, shall be entered against the Parent or any of its Subsidiaries on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

          (i)  (i)   Except such matters as described in EXHIBIT VII delivered
on the Closing Date, any Plan of the Parent or any of its ERISA Affiliates:

               (ii) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
          Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

               (iii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

               (iv) shall require the Parent or any of its ERISA Affiliates to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

               (v) results in a liability to the Parent or any of its ERISA Affiliates under applicable law, the terms of such Plan, or Title IV ERISA;

and such failure, waiver, termination or other event results in a liability to the PBGC or with respect to such Plan that could reasonably be expected to have a Material Adverse Effect.

          (j)  [Reserved].

          (k)  The Termination Date shall occur.

          (l) Any event shall occur which (i) materially and adversely impairs the ability of the Parent to originate Receivables of a credit quality that is at least equal to the credit quality of the Receivables contributed and absolutely assigned to the SPV on the date of this Agreement or (ii) has, or could reasonably be expected to have, a Material Adverse Effect.

          (m) The Parent shall make any material change in the policies as to the origination of Receivables in the Credit and Collection Policy without the prior written consent of the Administrative Agent.

          (n) The SPV, for any reason, does not have a valid, perfected, first-priority security interest in the Receivables and the Related Assets.

          (o) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Tax Code with regard to any of the Purchased Assets and such lien shall not have been released within the earlier to occur of (i) seven
(7) days or, (ii) the day on which the Administrative Agent or Blue Ridge becomes aware of such filing, or the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the Purchased Assets.

          SECTION 5.2 REMEDIES.

          Upon the occurrence and during the continuation of a Termination Event, the SPV may take any of the following actions: (a) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Parent; PROVIDED, HOWEVER, that upon the occurrence of a Termination Event described in SECTION 5.1(e), or of an actual or deemed entry of an order for relief with respect to the Parent under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Parent and (b) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by the Parent to the SPV. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of the SPV and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI

                                 INDEMNIFICATION

          SECTION 6.1 INDEMNITIES BY THE PARENT.

          Without limiting any other rights that the SPV may have hereunder or under applicable law, the Parent hereby agrees to indemnify (and pay upon demand to) the SPV and its assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the SPV or any such assign) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by the SPV of an interest in the Receivables originated by the Parent, EXCLUDING, HOWEVER:

          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables originated by the Parent that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of the Parent or limit the recourse of the SPV to the Parent for amounts otherwise specifically provided to be paid by the Parent under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to CLAUSES (a), (b) and (c) above, the Parent shall indemnify the SPV for Indemnified Amounts relating to or resulting from:

               (i) any representation or warranty made by the Parent (or any officers of the Parent) under or in connection with any Contribution Report, this Agreement, any other Transaction Document or any other information or report delivered by the Parent pursuant hereto or thereto with respect to which the Parent has not made a repurchase of the related Receivable pursuant to SECTION 1.3 that shall have been false or incorrect when made or deemed made;

               (ii) the failure by the Parent, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Parent to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of the Parent to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vi) the commingling of Collections of Receivables at any time with other funds;

               (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the Parent's use of the proceeds of the Transfer from it hereunder, the ownership of the Receivables originated by the Parent or any other investigation, litigation or proceeding relating to the Parent in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix)   any Termination Event described in SECTION 5.1(e);

               (x) any failure to vest and maintain vested in the SPV, or to transfer to the SPV, legal and equitable title to, and ownership of, the Receivables originated by the Parent and the associated Collections, and all of the Parent's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

               (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable originated by the Parent, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Transfer from the Parent hereunder or at any subsequent time;

               (xii) any action or omission by the Parent which reduces or impairs the rights of the SPV with respect to any Receivable or the value of any such Receivable;

               (xiii) any attempt by any Person to void the Transfer from the Parent hereunder under statutory provisions or common law or equitable action; and

               (xiv) the failure of any Receivable reflected as an Eligible Receivable on any Contribution Report prepared by the Parent to be an Eligible Receivable at the time acquired by the SPV.

          SECTION 6.2 OTHER COSTS AND EXPENSES.

          The Parent shall pay to the SPV on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. The Parent shall pay to the SPV on demand any and all costs and expenses of the SPV, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                  ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.1 WAIVERS AND AMENDMENTS.

          (a) No failure or delay on the part of the SPV (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by the Parent and the SPV and, to the extent required under the Purchase Agreement, the Administrative Agent and the Liquidity Banks or the Required Liquidity Banks. Any material amendment, supplement, modification of waiver will required satisfaction of the Rating Agency Condition.

          SECTION 7.2 NOTICES.

          All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this SECTION 7.2.

          SECTION 7.3 PROTECTION OF OWNERSHIP INTERESTS OF THE SPV.

          (a) The Parent agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the SPV (or its assigns) may request, to perfect, protect or more fully evidence the interest of the SPV hereunder, or to enable the SPV (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time, the SPV (or its assigns) may, at the Parent's sole cost and expense, direct the Parent to notify the Obligors of Receivables of the ownership interests of the SPV under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the SPV or its designee.

          (b) If the Parent fails to perform any of its obligations hereunder, the SPV (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and the SPV's (or such assigns') costs and expenses incurred in connection therewith shall be payable by the Parent as provided in SECTION 6.2. The Parent irrevocably authorizes the SPV (and its assigns) at any time and from time to time in the sole discretion of the SPV (or its assigns), and appoints the SPV (and its assigns) as its attorney(ies)-in-fact, to act on behalf of the Parent (i) to execute on behalf of the Parent as debtor and to file financing statements necessary or desirable in the SPV's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of the SPV in the Receivables originated by the Parent and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the SPV (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of the SPV's interests in such Receivables. This appointment is coupled with an interest and is irrevocable. The Parent hereby: (A) authorizes the SPV (or its assigns) to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of the Parent, in such form and in such offices as the SPV (or any of its assigns) reasonably determines appropriate to perfect or maintain the perfection of the ownership or security interests of the SPV (or its assigns) hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Administrative Agent (as the SPV's assignee), consenting to the form and substance of such filing or recording document, and
(C) approves, authorizes and ratifies any filings or recordings made by or on behalf of the Administrative Agent (as the SPV's assign) in connection with the perfection of the ownership or security interests in favor of the SPV or the Administrative Agent (as the SPV's assign).

          SECTION 7.4 CONFIDENTIALITY.

          (a) The Parent shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Administrative Agent and the Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that the Parent and its officers and employees may disclose such information to the Parent's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

          (b) Anything herein to the contrary notwithstanding, the Parent hereby consents to the disclosure of any nonpublic information with respect to it (i) to the SPV, the Administrative Agent, the Liquidity Banks or the Purchaser by each other, (ii) by the SPV, the Administrative Agent or the Purchaser to any prospective or actual assignee or participant of any of them and (iii) by the Administrative Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Purchaser or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which the Administrative Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, PROVIDED each such Person is informed of the confidential nature of such information. In addition, the Purchaser and the Administrative Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          (c) The SPV shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Parent, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the transactions contemplated herein and any other activities of the SPV arising from or related to the transactions contemplated herein PROVIDED, HOWEVER, that each of the SPV and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Administrative Agent and the Purchaser, (ii) to any prospective or actual assignee or participant of the Administrative Agent or the Purchaser who execute a confidentiality agreement for the benefit of the Parent and the SPV on terms comparable to those required of the SPV hereunder with respect to such disclosed information, (iii) to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to the Purchaser, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

          (d) The SPV, the Administrative Agent, the Liquidity Banks and the Purchaser each agree to maintain the confidence of all material nonpublic information provided by the Parent that is indicated to them as material nonpublic information, all in accordance with Regulation FD.

          SECTION 7.5 BANKRUPTCY PETITION.

          (a) The Parent and the SPV each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Purchaser, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (b) The Parent covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of the SPV under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, the SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          SECTION 7.6 LIMITATION OF LIABILITY.

          Except with respect to any claim arising out of the willful misconduct or gross negligence of the Purchaser, the Administrative Agent or any Liquidity Bank, no claim may be made by the Parent or any other Person against the Purchaser, the Administrative Agent or any Liquidity Bank or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Parent hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 7.7 CHOICE OF LAW.

          THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (AND NOT THE LAW OF CONFLICTS OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

          SECTION 7.8 CONSENT TO JURISDICTION.

          THE PARENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE PARENT PURSUANT TO THIS AGREEMENT AND THE PARENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST THE PARENT IN THE COURTS OF ANY OTHER

JURISDICTION. ANY JUDICIAL PROCEEDING BY THE PARENT AGAINST THE SPV (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE PARENT PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

          SECTION 7.9 WAIVER OF JURY TRIAL.

          EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE PARENT PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          SECTION 7.10 INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This Agreement shall be binding upon and inure to the benefit of the Parent, the SPV and their respective successors and permitted assigns (including any trustee in bankruptcy). The Parent may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the SPV. The SPV may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Parent. Without limiting the foregoing, the Parent acknowledges that the SPV, pursuant to the Purchase Agreement, may assign to the Administrative Agent, for the benefit of the Secured Parties, its rights, remedies, powers and privileges hereunder and that the Administrative Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. The Parent agrees that the Administrative Agent (on behalf of the Secured Parties), as the assignee of the SPV, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of the SPV's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the SPV to be given or withheld hereunder) and the Parent agrees to cooperate fully with the Administrative Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Parent pursuant to ARTICLE II; (ii) the indemnification and payment provisions of ARTICLE VI; and (iii)
SECTION 7.5 shall be continuing and shall survive any termination of this Agreement.

          SECTION 7.11 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                       TBSPV, INC.

                                       By: /s/ Thomas C. Oviatt
                                           ------------------------------------
                                           Name:  Thomas C. Oviatt
                                           Title:  Treasurer

                                       Address:   c/o Thomas & Betts Corporation
                                                  8155 T&B Boulevard
                                                  Memphis, TN 38125
                                       Telephone: (901) 252-5942
                                       Facsimile: (901) 252-1345

                                       With a copy to:

                                       THOMAS & BETTS CORPORATION
                                       Address:   8155 T & B Boulevard
                                                  Memphis, TN 38125
                                       Attention: Vice President-General Counsel
                                       Telephone: (901) 252-8827
                                       Facsimile: (901) 252-1372


                     [Additional signature page to follow.]

                                       THOMAS & BETTS CORPORATION

                                       By:  /s/ Thomas C. Oviatt
                                           ------------------------------------
                                           Name:  Thomas C. Oviatt
                                           Title:  Treasurer

                                       Address:   8155 T&B Boulevard
                                                  Memphis, TN 38125
                                       Telephone: (901) 252-5942
                                       Facsimile: (901) 252-1345

                                       With a copy to:

                                       THOMAS & BETTS CORPORATION
                                       Address:   8155 T & B Boulevard
                                                  Memphis, TN 38125
                                       Attention: Vice President-General Counsel
                                       Telephone: (901) 252-8827
                                       Facsimile: (901) 252-1372

                                    Exhibit I

                                   Definitions

          This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit or Schedule thereto, and is not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement (hereinafter defined) or Exhibit I to the Transfer Agreement.

AGREEMENT: The Receivables Contribution Agreement, dated as of September 21, 2001, among the Parent and the SPV, as the same may be amended, restated or otherwise modified.

APPLICABLE STATE: As defined in SECTION 2.1 of the Agreement.

CLOSING DATE: September 21, 2001.

CONTRIBUTION REPORT: As defined in SECTION 1.1(b) of the Agreement.

CREDIT AND COLLECTION POLICY: The Parent's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof, as modified from time to time in accordance with the Agreement.

DEFAULT FEE: A per annum rate of interest equal to the sum of (i) the Prime Rate, plus (ii) 2% per annum.

EQUITY INTERESTS: With respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

ERISA EVENT: (i) a Reportable Event with respect to a Pension Plan; (ii) a withdrawal by the Parent or any ERISA Affiliate from a Pension Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (iii) a complete or partial withdrawal by the Parent or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (iv) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (vi) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Parent or any ERISA Affiliate.

FINANCE CHARGES: With respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

INDEMNIFIED AMOUNTS: As defined in SECTION 6.1 of the Agreement.

INDEMNIFIED PARTIES: As defined in SECTION 6.1 of the Agreement.

INITIAL CUTOFF DATE: The Business Day immediately prior to the date of this Agreement.

LIBOR: For the date hereof or any Settlement Period, as the case may be, means the offered rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) appearing in THE WALL STREET JOURNAL for one-month LIBOR loans on the date hereof or the first Business Day of such Settlement Period, as the case may be.

MATERIAL ADVERSE EFFECT: A material adverse effect on (i) the financial condition or operations of the Parent and its Subsidiaries considered as a whole, (ii) the ability of the Parent to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) the Parent's, the SPV's, the Administrative Agent's or the Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

MULTIEMPLOYER PLAN: A "multiemployer plan", within the meaning of Section 4001
(a) (3) of ERISA, to which the Parent or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

OBLIGOR: A Person obligated to make payments pursuant to a Contract.

ORGANIZATIONAL DOCUMENTS: For any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

ORIGINAL BALANCE: With respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

PURCHASE AGREEMENT: As defined in the Preliminary Statements to the Agreement.

RELATED SECURITY: With respect to any Receivable:

               (i) all of the Parent's interest in the inventory and other goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by the Parent gave rise to such Receivable, and all insurance contracts with respect thereto,

               (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

               (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

               (iv) all service contracts and other contracts and agreements associated with such Receivable,

               (v)   all Records related to such Receivable,

               (vi) all of the Parent's right, title and interest in each Lock-Box and each Collection Account, and

               (vii) all proceeds of any of the foregoing.

REPORTABLE EVENT: Any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

SPV:  As defined in the preamble to the Agreement.

TERMINATION DATE: The earliest to occur of (i) the Facility Termination Date (as defined in the Purchase Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in SECTION 5.1(e), (iii) the Business Day specified in a written notice from the SPV to the Parent following the occurrence of any other Termination Event, and (iv) the date which is thirty
(30) Business Days after the SPV's receipt of written notice from the Parent that it wishes to terminate the facility evidenced by this Agreement.

TERMINATION EVENT: As defined in SECTION 5.1 of the Agreement.

TRANSFER: Each transfer to the SPV by the Parent pursuant to SECTION 1.1(a) of the Agreement of the Receivables owned by the Parent and the Related Security and Collections related thereto, together with all related rights in connection therewith.

TRANSFER AGREEMENT:  As defined in the preliminary statements hereto.

UNMATURED TERMINATION EVENT: An event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF TENNESSEE OR ANY OTHER APPLICABLE STATE, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9.

                                   Exhibit II


              JURISDICTION OF INCORPORATION; LOCATIONS OF RECORDS;
             FEDERAL EMPLOYER IDENTIFICATION NUMBER(S); OTHER NAMES


JURISDICTION OF INCORPORATION:

Tennessee

CHIEF EXECUTIVE OFFICE:

8155 T&B Boulevard
Memphis, TN 38125


LOCATIONS OF RECORDS:

Thomas & Betts Corporation
8155 T&B Boulevard
Memphis, TN 38125


Creditek LLC
7 Entin Road
Parsippany, NJ 07054

Vital Records Control, Inc.
442 East Stonewall Road
Byhalia, MS 38611


FEDERAL EMPLOYER IDENTIFICATION NUMBER:

22-1326940


LEGAL, TRADE AND ASSUMED NAMES:

Thomas & Betts Corporation

                                   Exhibit III

            LOCK-BOXES; COLLECTION ACCOUNTS; COLLECTION ACCOUNT BANKS

==================================================================================================================================
  SERVICE                  LOCKBOX TITLE        LOCKBOX        REMITTANCE               CONTACT             CONTACT ADDRESS
  PROVIDER             PRIOR TO CLOSING DATE       #            ADDRESS                  NAME
----------------------------------------------------------------------------------------------------------------------------------
  Northern Trust       Thomas & Betts           92536        P.O. Box 92536           John E Burda       50 South LaSalle St
                       Corporation                           Chicago, IL 60675        312-444-3455       Chicago, IL 60675

----------------------------------------------------------------------------------------------------------------------------------
  Wachovia             Thomas & Betts           101215       P.O. Box 101215          Dawn Barlow        191 Peachtree Street
                       Corporation                           Atlanta, GA 30392-1215   404-332-1414       Atlanta, GA 30303
==================================================================================================================================

                                   Exhibit IV
                         FORM OF COMPLIANCE CERTIFICATE

          This Compliance Certificate is furnished pursuant to that certain Receivables Contribution Agreement dated as of September 21, 2001 between Thomas & Betts Corporation (the "COMPANY") and TBSPV, Inc. (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                     THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1.   I am the duly elected ______________ of the Company.

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

          3. The examinations described in PARAGRAPH 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, EXCEPT AS SET FORTH BELOW].

          [4. DESCRIBED BELOW ARE THE EXCEPTIONS, IF ANY, TO PARAGRAPH 3 BY LISTING, IN DETAIL, THE NATURE OF THE CONDITION OR EVENT, THE PERIOD DURING WHICH IT HAS EXISTED AND THE ACTION WHICH THE PARENT HAS TAKEN, IS TAKING, OR PROPOSES TO TAKE WITH RESPECT TO EACH SUCH CONDITION OR EVENT:
_______________________________].

          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ______________, 200_.

                                     ______________________________
                                     [NAME]

                                    Exhibit V

                         Summary of Collection Practices

                                 [see attached]

                                   Exhibit VI

                           FORM OF CONTRIBUTION REPORT

          For the Calculation Period beginning [date] and ending [date]

                                     -------

TO:  THE SPV AND THE ADMINISTRATIVE AGENT (AS THE BUYER'S ASSIGNEE)

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Balance of all Receivables
contributed by the Parent during the period:              $_____________                                        A
-------------------------------------------------------------------------------------------------------------------
LESS:  Aggregate Outstanding Balance of all Receivables
contributed by the Parent during such period which were
not Eligible Receivables on the date when contributed:    ($____________)                                      (B)
-------------------------------------------------------------------------------------------------------------------
EQUALS:  Aggregate Outstanding Balance of all Eligible
Receivables contributed by the Parent during the period                              $___________               =C
(A - B):
-------------------------------------------------------------------------------------------------------------------

                                   Exhibit VII

                                 ACTIONS; SUITS

None except as described in the most recent 10-K and 10-Q filed by Thomas & Betts Corporation with the Securities and Exchange Commission and as listed on
Exhibit VII to the Receivables Transfer Agreement.

                                  Exhibit VIII

                                  ERISA MATTERS

             (See Exhibit XI to the Receivables Purchase Agreement)

                                   Schedule A

                     DOCUMENTS TO BE DELIVERED TO THE BUYER
                           ON OR PRIOR TO THE PURCHASE

1. Executed copies of the Receivables Contribution Agreement, duly executed by the parties thereto.

2.   Copy of the Credit and Collection Policy.

3.   A certificate of the Parent's Secretary or Assistant Secretary certifying:

          (a) A copy of the Resolutions of the Board of Directors of the Parent, authorizing the Parent's execution, delivery and performance of the Receivables Contribution Agreement and the other documents to be delivered by it thereunder;

          (b) A copy of the Organizational Documents of the Parent (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of the Parent on or within thirty (30) days prior to closing);

          (c) Good Standing Certificates for the Parent issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations; and

          (d) The names and signatures of the officers authorized on its behalf to execute the Receivables Contribution Agreement and any other documents to be delivered by it thereunder.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against the Parent from the following jurisdictions:

                                    Tennessee
                                     Alabama

5. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of the initial Purchase (as defined in the Receivables Contribution Agreement) in all jurisdictions as may be necessary or, in the opinion of the SPV (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Contribution Agreement.

6. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Parent.

7. Executed Collection Account Agreements for each Lock-Box and Collection Account.


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8.   A favorable opinion of legal counsel for the Parent reasonably acceptable to the SPV (and the Administrative Agent, as the SPV's assignee) as to the following:

          (a) Due authorization, execution, delivery, enforceability and other corporate matters of the Parent as to the Transaction Documents;

          (b) The creation of a first-priority perfected security interest in favor of the Administrative Agent on behalf of the Secured Parties in (1) all of the Receivables and Related Security (and including specifically any undivided interest therein retained by the SPV pursuant to the Purchase Agreement), the Purchase Agreement, and other Transaction Documents and (2) all proceeds of any of the foregoing.

          (c) The existence of a "true contribution and/or absolute assignment" of the Receivables from the Parent to the SPV under this Agreement;

          (d) The inapplicability of the doctrine of substantive consolidation to the SPV and the Parent in connection with any bankruptcy proceeding involving the Parent;

          (e)  The inapplicability of the Tennessee privilege tax; and

          (f) Such other matters as the Administrative Agent may reasonably request

9. A Certificate of the Parent's chief financial officer or treasurer certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

10. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Contribution Agreement.

11. A direction letter executed by the Parent authorizing the SPV (and the Administrative Agent, as its assignee) and directing Creditek and any other warehousemen, if applicable, to allow the SPV (and the Administrative Agent, as its assignee) to inspect and make copies from the Parent's books and records maintained at off-site data processing or storage facilities.

12. A direction letter executed by the Parent authorizing the SPV (and the Administrative Agent, as its assignee) and directing VRC and any other warehousemen, if applicable, to allow the SPV (and the Administrative Agent, as its assignee) to inspect and make copies from the Parent's books and records maintained at off-site data processing or storage facilities.


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